CONSULTING AGREEMENT
                              --------------------

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into effective the date it is signed by the last to sign as set forth below by and between Fairview Consulting, Inc. (the "Consultant") whose principal place of business is 14019 Southwest Freeway Ste. 743 Sugar Land, Texas and T & G2, of 65 La Grande Avenue, Berkeley Heights, NJ 07922. (the "Client").


WHEREAS, Client is a publicly traded company:

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and public relations; and

WHEREAS, the Client deems it to be in its best interest to retain Consultant to render to the Client services as may be needed; and

WHEREAS, Consultant is ready, willing and able to render such consulting and advisory services to the Client as hereinafter described on the terms and conditions more fully set forth below.

1. CONSULTING SERVICES. The Client hereby retains the Consultant as an independent business consultant to the Client and the Consultant hereby accepts and agrees to such retention. The Consultant shall render to the Client such services as set forth on Exhibit "A" attached hereto by reference incorporated herein.

     It is acknowledged and agreed by the Client that Consultant carries no professional licenses, other than any that may be listed on Exhibit A; and is not agreeing to act as a market-maker or render legal advise or perform accounting services, nor act as an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws. It is further acknowledged and agreed by the Client that the services to be provided to the Client hereunder are presently not contemplated to be rendered in connection with the offer and sale of Securities in a capital raising transaction, although Client may request services of Consultant therefore and have reached a basis for compensation if such additional services are rendered. The services of Consultant shall not be Exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Client or its projects.

2. INDEPENDENT CONTRACTOR. Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, workers' compensation or unemployment insurance payments on behalf of Consultant. The parties hereto acknowledge and agree that Consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by Consultant hereunder. Rather, Consultant shall conduct its operations and provide its services in a professional manner and in accordance with good industry practice. Consultant will use its best efforts and does not promise results.




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3.   TIME,  PLACE AND MANNER OF PERFORMANCE.  The Consultant  shall be available for advice and counsel to the officers and directors of the Client at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

4. TERM OF AGREEMENT. The term of this Agreement shall be six (6) months commencing on the date of this Agreement, both subject to prior termination as hereinafter provided.

5. COMPENSATION AND EXPENSES. In full consideration of the services to be provided for the Client by the Consultant as fully set forth in Exhibit "A". The Client agrees to compensate Consultant in the manner ser forth in Exhibit "B". In addition, the Client shall reimburse the Consultant for all pre-approved expenses and disbursements incurred by the Consultant on behalf of the Client in connection with the performance of consulting services pursuant to this Agreement. Consultant shall be solely responsible for all expenses and disbursements anticipated to be made in connection with its performance under this Agreement. Compensation is not to be prorated over the term of this Agreement and is non-refundable; provided, if Consultant is terminated for causes as provided below, then the Compensation shall be prorated on a monthly basis, but Consultant may retain the unearned shares if it pays to Client the agreed Exchange value of the stock for this transaction set forth in Exhibit "B".

6.   DUTIES AND OBLIGATIONS OF CLIENT.

     (a) Client shall furnish to Consultant such current information and data as necessary for Consultant to understand and base its advise to the Client, and shall provide such current information on a regular basis, including at a minimum:

     (i) Financial Information:
     Balance Sheet, Income Statement, Cash Flow Analysis and Sales Projection, Officers and Directors resumes or Curriculum Vitae; and

     (ii) Shareholder information: Shareholder(s) List; Debenture or Preferred Stock or Option or Warrant Agreements, which may affect the number of shares to be issued or outstanding. Client hereby authorizes Transfer Agent to deliver to Consultant a copy of the shareholder's list(s) and an accounting for shares outstanding per its books.

     (b) Client shall furnish Consultant with full and complete copies of all filings with all Federal and State Securities Agencies, with full and complete copies of all Shareholder Reports and Communications whether or not prepared with assistance of Consultant will all data and information supplied to any Analyst, Broker/Dealer, Market-Maker, or any other member of the Financial Community, including specifically most recently filed Form 10 or Form 15c2(11) or Offering documents (such as 504, 505 or 506) or Private Placement Documents. If Client is not a fully reporting Company under the provisions of the SEC, then it shall furnish a letter opinion from its Securities Counsel that the Client Stock is tradable or may be sold in the public market.

     (c) Client will notify Consultant of any private or public offering of securities, including S-8 or Regulation S or A, at least five (5) days prior to making such an offering during the term of this Consultant Agreement.

     (d) Client will notify Consultant in writing at least 30 days prior to any insider selling or clients stock.

     (e) Client will not cause to be effected a change or split of the Client stock during the terms of this Agreement without at least five (5) days prior written notice to Consultant.

     (f) Client shall be responsible for advising Consultant of any information or facts which would affect the accuracy of any prior data and information to Consultant so that Consultant.

7.   TERMINATION

     (a) Without cause, Consultant's relationship with the Client hereunder may be terminated at any time by mutual written agreement of the parties hereto.

     (b) Without cause, this Agreement shall terminate upon the dissolution, bankruptcy or insolvency of the Client.

     (c) Without  cause,  and without  excusing the client's  obligations  under
     Section 5 herein above. Consultant shall have the right and discretion to terminate this Agreement should the Client violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client.

     (d) Without cause, this Agreement may be terminated by either party upon giving written notice to the other party if the party is in default hereunder and such default is not reasonable cured within fifteen (15) days after written notice of such default.

     (e) For cause(s) as set forth below, this Agreement may be terminated by Client after giving written notice specifically detailing all an any event(s) of default to Consultant, if such specific event(s) of default is not reasonably cured within fifteen (15) days after receipt of written notice of such events of default(s).

     (i) Any willful breach of duty by Consultant;

     (ii) Any material breach by Consultant of the obligations in Section 9;

     (iii) Any material act or event that would inhibit Consultant from fully performing its responsibilities under this Agreement in good faith.

8.   WORK PRODUCT. It is agreed that all information and  materials produced for



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






     the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim for authorship therein.

9. CONFIDENTIALITY. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates. The Consultant will not, during the term of the Agreement, disclose, without the prior written consent or authorization of the Client, any such information to any person, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statue, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administration process.

10. CONFLICT OF INTEREST. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person, which could conflict with its obligations under this Agreement or consent to the Consultant's outside consulting activities; failure to terminate this Agreement, within seven
     (7) days of receipt of written notice of conflict, shall constitute the Clients' ongoing consent to the Consultant's outside consulting services.

11. DISCLAIMER OF RESPONSIBILITY FOR ACTS OF THE CLIENT. The obligations of Consultant described in this Agreement consist solely of the furnishing of information and advice to the Client in the form of services. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. All final decisions with respect to acts and omissions of the Client or any affiliates and subsidiaries, shall be those of the Client or such affiliates and subsidiaries, and Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such acts or omissions.

12. INDEMNIFICATION. The Client shall protect, defend, indemnify and hold Consultant and its assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings costs and expenses (including reasonable attorney fees) of every kind and character resulting from, relating to or arising our of (a) the inaccuracy, non-fulfillment or breach of an representation, warranty, covenant or agreement made by the Client; or (b) any legal action, including any counterclaim, based on any representation, warranty, covenant or agreement made by the Client herein; or negligence or willful misconduct by the Client.

13. NOTICES. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by:

     (a) Registered or Certified Mail to the principal office of the other party, postage prepaid with return receipt requested deposited ion a proper receptacle of the United States Postal Service or its successors. Said notice shall be addressed to the intended recipient. A written notice sent in conformity with this provision shall be



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






          deemed delivered as of the date shown "delivered" on the return receipt; or

     (b) Transmitted by Prepaid Telegram or by Telephone Facsimile Transmission if receipt is acknowledged by the addressee or its fax machine confirmation. Notice so transmitted by telegram or facsimile transmission shall be effective only if receipt of transmission is acknowledged by an appropriate machine or written confirmation, and such notice shall be deemed effective on the next business day after transmission; or

     (c) Notice given in any other manner shall be effective only if proven to have been received by the addressee.

          For purpose of notice, the address of each party shall be the address ser forth above; Provided, however, that each party shall have the right to change his respective address for notices, hereunder to another location(s) within the continental United States by giving 30 days' written notice tot eh other party in the manner set forth herein above.

14. WAIVER OF BREACH. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

15. ASSIGNMENT. This Agreement and the rights and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client, except that Consultant may assign this Agreement or any rights received hereunder to Jacob International, Inc., an affiliated corporation.

16. APPLICABLE LAW. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Texas and that in action, special proceeding or other proceeding that may be brought arising our of, in connection with or by reason of this Agreement, the laws of the State of Texas shall be applicable and shall govern tot he exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

17. SEVERABILITY. All Agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

18. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supercedes and replaces all prior understanding, agreement and negotiations between the parties.

19. WAIVER AND MODIFICATION. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereof.

20. BINDING ARBITRATION. As concluded by the parties hereto, any controversy between the parties hereto involving any dispute or claim by, through or under, or the construction or application of any terms, covenants, or conditions of, this agreement, shall on the written request of one party served upon the other, be submitted to arbitration, and such arbitration shall comply with and be governed by the provisions of the Federal Arbitration Act as it may be amended; Provided that Arbitration shall be conducted in Harris County, Texas and be conducted by the American Arbitration Association ("AAA"). The FAA rules shall apply, and the AAA rules shall apply if not in conflict with the FAA rules. All evidence shall be subject to the Federal Rules of Civil Evidence. There will be three (3) Arbiters, one to be selected by Client and one to be selected by Consultant. The two selected Arbiters will select a third Arbiter who will be an attorney or former judge having been licensed for at least 5 years as an attorney in Texas; and who shall be the administrator of the panel.

21. COUNTERPARTS AND FACSIMILE SIGNATURE. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.


CLIENT:                                               CONSULTANT:

            T & G2




  By:______________________                   By:________________________
     James M. Farinella, CEO                      Richard Spradling

                                   "EXHIBIT A"
                                   -----------


Consultant shall provide services to Client as an independent management consultant. Consultant shall make itself available to consult with the board of directors, officers, employees and representatives and agents of the Client at reasonable times, concerning matters pertaining to the overall business and financial operations of the Client, as well as the organization of the administrative staff of the Client, this fiscal policy of the Client, and in general, concerning any problem of importance concerning the business affairs of the Client. Consultant may, at the request of the Client, assist in the preparation of written reports on financial, accounting or marketing matters review final information, analyze markets and report to the Client's Chairman of the Board of Directors or Chief Executive Officer or President or a Vice President or Treasurer on proposed investment, opportunities, and develop short and long term strategic business plans. In addition, Consultant shall provide liaison services to the Client with respect to the Client's relationship with unaffiliated third parties. Consultant does not undertake as part of this Agreement to provide loans, investments or financing for the Client, although such financial benefits may be made available to Client during the course of Consultant's engagement. Consultant will not perform any activities that could subject Consultant or Client to violations of Federal or applicable state securities law.

                                   "EXHIBIT B"
                                   -----------

Client shall compensate Consultant for its services rendered by consultant under this Agreement, as follows:


     1. In full consideration of the services to be provided for the Client by the Consultant, upon full execution of this Agreement, Client shall pay Consultant the sum of 3,000,000 free trading shares issued under S-8 Filing. Client shall deliver 500,000 shares upon the signing of this agreement with the balance of the shares to be delivered in even amounts every thirty (30) days over a six (6) month period(500,000 shares every thirty(30) days). It is also acknowledged that all S-8 shares will be delivered directly to Richard Spradling in his individual capacity.

                                  ATTACHMENT A
                                  ------------


     It is hereby acknowledged that the compensation for the services identified in the foregoing Agreement will be in the form of T&G2, Inc. Class A Common Stock registered on From S-8. Accordingly, the Consultant represents that the services to be performed under the Agreement are eligible services as required by Form S-8, and that the stock, when issued, must be issued in the name of a "natural person" as defined by the applicable securities laws.

     The Consultant  represents that none of the compensation received hereunder
                                     ----
is for promoting or maintaining a market in the stock of T&G2, Inc. The Consultant, under the terms of this Agreement is not being retained to find
                                                    ---
investors; provide investor relations or shareholder communication services; promote T&G2, Inc.'s stock through newsletters; or as part of a capital raising scheme.

     Additionally, the Consultant represents that, with regard to the stock to be registered as compensation for the services rendered hereunder, (i) neither T&G2, Inc., or a promoter of its stock, will direct the resale in the public market of the stock received under this Agreement as compensation; and (ii) T&G2, Inc. will not receive any portion of the proceeds of the resale of the stock issued as compensation hereunder.

     The Consultant acknowledges that T&G2, Inc., and its counsel, will rely on these representations when filing the Form S-8 to register the shares that are received as compensation.




                                                  CONSULTANT



                                                  ------------------------------